SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549
                                   ________

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 OR 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)              March 4, 1996
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                             UNISYS CORPORATION
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           (Exact Name of Registrant as Specified in its Charter)



   Delaware                  1-8729                    38-0387840
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(State or Other      (Commission File Number)         (IRS Employer
Jurisdiction of                                    Identification No.)
Incorporation)



                   Township Line and Union Meeting Roads,
                      Blue Bell, Pennsylvania  19424
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           (Address of Principal Executive Offices)  (Zip Code)



                             (215) 986-4011
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          (Registrant's telephone number, including area code)
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Item 5.    Other Events.

           Pursuant to the terms and conditions of a Terms Agreement between Unisys Corporation (the "Company") and Merrill Lynch, Pierce,
Fenner & Smith Incorporated and Bear, Stearns & Co. Inc. dated March 4, 1996, the Company issued, on March 8, 1996, its 8 1/4% Convertible Subordinated Notes due 2006 in an aggregate principal amount of $299,000,000.


Item 7.    Exhibits.

           See Exhibit Index.
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                                SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                UNISYS CORPORATION


Date: March 11, 1996            By:  /s/Harold S. Barron
                                     ____________________________
                                     Harold S. Barron
                                     Senior Vice President,
                                     General Counsel and
                                     Secretary
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                              EXHIBIT INDEX
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Exhibit
No.

1 Terms Agreement, dated March 4, 1996, between Unisys Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Bear, Stearns & Co. Inc.

4.1    Form of 8 1/4% Convertible Subordinated Note due 2006

4.2 Form of Indenture, dated as of March 1, 1996, between Unisys Corporation and The Bank of New York

4.3 Form of First Supplemental Indenture, dated as of March 8, 1996, between Unisys Corporation and The Bank of New York.